[LOGO]   SILICON VALLEY BANK

      AMENDMENT TO LOAN DOCUMENTS

BORROWER:   3D Systems, Inc.
ADDRESS:    26081 Avenue Hall
            Valencia, California  91355

BORROWER:   3D Systems Inc. Limited
ADDRESS:    Unit 7, Progression Centre
            Mark Road, Hemel Hempstead
            Herts HP2 7DW
            ENGLAND

BORROWER:   3D Systems France SARL
ADDRESS:    Park Club Universite,
            rue Jean Rostand #26
            Bldg. R
            Orsay Cedex F-91893
            FRANCE

BORROWER:   3D Systems GmbH
ADDRESS:    Rontgenstrasse 41, Darmstadt-
            Arheilgen 63291
            GERMANY

DATE:       July 5, 1996

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally, the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated June 2, 1993, as amended by that Amendment to Loan Agreement dated August 3, 1994, and as amended by that Amendment to Loan Agreement dated July 5, 1995, and as otherwise amended from time to time (as so amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. AMENDMENT TO SCHEDULE. The Schedule to the Loan and Security Agreement is amended effective on the date hereof, to read as set forth on the Schedule hereto.

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              SILICON VALLEY BANK           AMENDMENT TO LOAN DOCUMENTS
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     2.  REPRESENTATIONS TRUE.  Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                            Borrower:


3D SYSTEMS, INC.                     3D SYSTEMS INC. LIMITED

By /s/  [illegible]                 By /s/ [illegible]
   _______________________________     _______________________________
   President                           Director

By /s/  [illegible]                 By
   _______________________________     _______________________________
   Secretary                           Secretary or Ass't Secretary



Borrower:                            Borrower:


3D SYSTEMS FRANCE SARL               3D SYSTEMS GMBH

By /s/ [illegible]                  By /s/ [illegible]
   _______________________________     _______________________________
   Director                            Managing Director

By                                   By
   _______________________________     _______________________________
   Secretary or Ass't Secretary        Secretary or Ass't Secretary



                                     Silicon:

                                     SILICON VALLEY BANK



                                     By /s/ Doug Rosenthal
                                        _______________________________
                                     Title Vice President
                                          ____________________________

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              SILICON VALLEY BANK           AMENDMENT TO LOAN DOCUMENTS
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                              GUARANTORS' CONSENT


The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty executed by the undersigned in favor of Silicon, which is hereby ratified and affirmed and shall continue in full force and effect.

3D SYSTEMS, INC.                          3D SYSTEMS FRANCE SARL

By:  /s/ [illegible]                     By: /s/ [illegible]
    ________________________________         _____________________________
Title: Vice-President, Finance            Title: Director
     _______________________________            __________________________


3D SYSTEMS INC. LIMITED                   3D SYSTEMS GMBH

By:  /s/ [illegible]                     By: /s/ [illegible]
    ________________________________         _____________________________
Title: Director                           Title: Managing Director
      _______________________________            __________________________


3D SYSTEMS CORPORATION                   3D SYSTEMS (CANADA) INC.

By:  /s/ [illegible]                     By: /s/ [illegible]
    ________________________________         _____________________________
Title: Vice President, Finance            Title: Secretary
      _______________________________            __________________________


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[LOGO]     SILICON VALLEY BANK

                         AMENDED SCHEDULE
                                TO
                   LOAN AND SECURITY AGREEMENT

BORROWER:  3D Systems, Inc.
ADDRESS:   26081 Avenue Hall
           Valencia, California  91355

BORROWER:  3D Systems Inc. Limited
ADDRESS:   Unit 7, Progression Centre
           Mark Road, Hemel Hempstead
           Herts HP2 7DW
           ENGLAND

BORROWER:  3D Systems France SARL
ADDRESS:   Park Club Universite,
           rue Jean Rostand  #26
           Bldg. R.
           Orsay Cedex F-91893
           FRANCE

BORROWER:  3D Systems GmbH
ADDRESS:   Rontgenstrasse 41, Darmstadt-
           Arheilgen 63291
           GERMANY

DATE:      July 5, 1996

CREDIT LIMIT
(Section 1.1):      An amount not to exceed the sum of (a) and (b) below:
                      (a) $4,000,000 on a joint and aggregate basis for 3D
                          Systems, Inc., 3D Systems Inc. Limited, 3D Systems France SARL, and 3D Systems GmbH, at any one time outstanding; plus
                      (b) the amount of that certain standby letter of credit
                          number ____________ (the "IRB Letter of Credit") issued by Silicon in connection with those certain $4,900,000 Variable Rate Demand Industrial
                          Development Revenue Bonds Series 1996 (3D Systems Corporation Project) (the "Industrial Revenue Bonds").
BORROWER LETTER
OF CREDIT SUBLIMIT  Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit (in addition to the IRB

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                    SILICON VALLEY BANK                       AMENDED SCHEDULE
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                    Letter of Credit) for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $1,000,000*, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Accounts Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation. Letters of Credit may have a maturity date up to twelve months beyond the Maturity
                    Date in effect from time to time, provided that if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date
                    Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement.

                    *ON A JOINT AND AGGREGATE BASIS FOR 3D SYSTEMS, INC., 3D SYSTEMS INC. LIMITED, 3D SYSTEMS FRANCE SARL, AND 3D SYSTEMS GMBH,

                    The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

FOREIGN EXCHANGE
CONTRACT SUBLIMIT   Up to $500,000* (the "Contract Limit") of the Credit Limit
                    may be utilized for spot and future foreign exchange contracts (the "Exchange Contracts"). The Credit Limit available at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on each day (the
                    "Determination Date"):  (i) on all outstanding Exchange
                    Contracts on which delivery is to be effected or settlement allowed more than two business days from the Determination
                    Date, 20% of the gross amount of the Exchange Contracts;
                    plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts. In lieu of the Foreign Exchange Reserve for 100% of the gross amount of any Exchange Contract, the Borrower may request that Silicon debit the Borrower's bank account with Silicon for such amount, provided Borrower has immediately available funds in such amount in its bank account.

                    * ON A JOINT AND AGGREGATE BASIS FOR 3D SYSTEMS, INC., 3D SYSTEMS INC. LIMITED, 3D SYSTEMS FRANCE SARL, AND 3D SYSTEMS GMBH

                    Silicon may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is not sufficient availability under the Credit Limit and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If either Silicon or Borrower terminates the Exchange Contracts, and without limitation of the FX Indemnity Provisions (as referred to below), Borrower agrees to reimburse

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                    SILICON VALLEY BANK                       AMENDED SCHEDULE
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                    Silicon for any and all fees, costs and expenses
                    relating thereto or arising in connection therewith. Borrower shall not permit the total gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $250,000* (the "Settlement Limit"), nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed the Contract Limit.

                    * ON A JOINT AND AGGREGATE BASIS FOR 3D SYSTEMS, INC., 3D SYSTEMS INC. LIMITED, 3D SYSTEMS FRANCE SARL, AND 3D SYSTEMS GMBH

                    Notwithstanding the above, however, the amount which may be settled in any two (2) business day period may, in Silicon's sole discretion, be increased above the Settlement Limit up to, but in no event to exceed, the amount of the Contract Limit (the "Discretionary Settlement Amount") under either of the following circumstances (the "Discretionary Settlement Circumstances"):

                       (i) if there is sufficient availability under the Credit Limit in the amount of the Foreign Exchange Reserve as of each Determination Date, provided that Silicon in advance shall reserve the full amount of the Foreign Exchange Reserve against the Credit Limit; or

                       (ii) if there is insufficient availability under the Credit Limit as to settlements within any two (2) business day period if Silicon is able to: (A) verify good funds overseas prior to crediting Borrower's deposit account with Silicon (in the case of Borrower's sale of foreign currency); or (B) debit Borrower's deposit account with Silicon prior to delivering foreign currency overseas (in the case of Borrower's purchase of foreign currency);

                    PROVIDED that it is expressly understood that Silicon's willingness adopt the Discretionary Settlement Amount is a matter of Silicon's sole discretion and the existence of the Discretionary Settlement Circumstances in no way means or implies that Silicon shall be obligated to permit the Borrower to exceed the Settlement Limit in any two business day period.

                    In the case of Borrower's purchase of foreign currency, Borrower in advance shall instruct Silicon upon settlement either to treat the settlement amount as an advance under the Credit Limit, or to debit Borrower's account for the amount settled.

                    The Borrower shall execute all standard form applications and agreements of Silicon in connection with the Exchange Contracts, and without limiting any of the terms of such applications and agreements, the Borrower will pay all standard fees and charges of Silicon in connection with the Exchange Contracts.

                    Without limiting any of the other terms of this Loan Agreement or any such standard form applications and agreements of Silicon, Borrower agrees to indemnify Silicon and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs

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                    SILICON VALLEY BANK                       AMENDED SCHEDULE
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                    and expenses (including, without limitation, attorneys'
                    fees of counsel of Silicon's choice), of every nature and description, which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby (collectively referred to as the "FX Indemnity Provisions").

                    The Exchange Contracts shall have maturity dates no later than the Maturity Date.

INTEREST RATE
(Section 1.2):      A rate equal to the "Prime Rate" in effect from time to
                    time (except that the interest rate on any obligations
                    outstanding under the IRB Letter of Credit shall be as
                    set forth therein).  Interest shall be calculated on the
                    basis of a 360-day year for the actual number of days
                    elapsed.  "Prime Rate" means the rate announced from time
                    to time by Silicon as its "prime rate;" it is a base rate
                    upon which other rates charged by Silicon are based, and
                    it is not necessarily the best rate available at Silicon.
                    The interest rate applicable to the Obligations shall
                    change on each date there is a change in the Prime Rate.
LOAN ORIGINATION FEE
(Section 1.3):      NOT APPLICABLE.

MATURITY DATE
(Section 5.1):      JULY 5, 1997 (except that the Maturity Date of the IRB
                    Letter of Credit shall be as set forth therein).

PRIOR NAMES OF
BORROWER
(Section 3.2):      NONE

TRADE NAMES OF
BORROWER
(Section 3.2):      NONE

OTHER LOCATIONS AND
ADDRESSES
(Section 3.3):      FOR 3D SYSTEMS, INC.

                    6230 N. BELTLINE RD., SUITE 300, IRVING, TX  75063

                    27280 HAGGERTY ROAD, TECHNOLOGY PARK, SUITE C-7, FARMINGTON HILLS, MICHIGAN 48331

                    PLYMOUTH CROSSING, 4110 BUTLER PIKE, SUITE A102, PLYMOUTH MEETING, PA 19462

                    1350 REMINGTON RD., SUITE K, SCHAUMBURG, IL  60173

                    805 FALCON WAY, GRAND JUNCTION, CO 81506

MATERIAL ADVERSE
LITIGATION
(Section 3.10):     NONE

NEGATIVE COVENANTS-
EXCEPTIONS
(Section 4.6):      Without Silicon's prior written consent, Borrower
                    may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) pay or lend to the Parent
                    Company whether by dividend, advance or otherwise, such amounts to enable the Parent Company to pay when due all federal, state, and local taxes;
                    reasonable operating expenses; and legal, accounting and filing fees;

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                    SILICON VALLEY BANK                       AMENDED SCHEDULE
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                         in each of the foregoing cases, however, payments
                         shall only be made in such amounts as are attributable to the ownership of Borrower (collectively referred to as the "Upstream Payments"), including, without limitation, directors' fees, legal and accounting expenses and filing fees attributable to the ownership of Borrower, PROVIDED, HOWEVER, Borrower may pay or lend to the Parent Company funds not to exceed $5,000,000 to allow the Parent Company to repurchase shares of Parent Company's stock; and
                         (ii) make scheduled payments of principal and interest on Silicon approved subordinated indebtedness owing to the Borrower's shareholders and related parties.

FINANCIAL COVENANTS
(Section 4.1):           Borrower shall cause Parent Company to comply with
                         all of the following covenants on a consolidated basis. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

  QUICK ASSET RATIO:     Parent Company shall maintain a ratio of "Quick
                         Assets" to current liabilities of not less than 2.50 to 1.

  TANGIBLE NET WORTH:    Parent Company shall maintain a tangible net worth
                         of not less than $52,000,000.

  DEBT TO TANGIBLE
  NET WORTH RATIO:       Parent Company shall maintain a ratio of total
                         liabilities to tangible net worth of not more than
                         0.75 to 1.

  DEFINITIONS:           "Current liabilities" shall have the meaning ascribed
                         thereto in accordance with generally accepted accounting principles, except that "current liabilities":
                           (i)  shall include the IRB Letter of Credit;
                           (ii) shall not include any current portion of the
                                indebtedness represented by the Industrial
                                Revenue Bonds.

                         "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                         "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

  DEFERRED REVENUES:     For purposes of the above quick asset ratio, deferred
                         revenues shall not be counted as current liabilities.
                         For purposes of the above debt to tangible net worth ratio, deferred revenues shall not be counted in determining total liabilities and shall not be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

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                    SILICON VALLEY BANK                       AMENDED SCHEDULE
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  SUBORDINATED DEBT:     "Liabilities" for purposes of the foregoing covenants
                         do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):           Borrower shall at all times comply with all of the
                         following additional covenants:

                         1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                         2. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for indebtedness to Silicon, and Borrower shall cause Parent Company, on a consolidated basis, not to incur indebtedness in the future except for indebtedness in connection with: (i) the purchase or lease of equipment, which shall not exceed $2,500,000 in the aggregate at any time outstanding; or
                         (ii) the Industrial Revenue Bonds.

                         3. UVP INTERCREDITOR. The Borrower shall cause UVP, Inc. to maintain in effect the intercreditor agreement with Silicon.

                         4. CROSS CORPORATE GUARANTY. Each Borrower shall maintain in effect, and Borrower shall cause Parent Company to maintain in effect, the respective Cross Corporate Continuing Guaranty that each delivered to Silicon in connection with the original Loan Agreement.

                         5. NEGATIVE PLEDGE. Borrower shall not grant a security interest in any of its Collateral, whether presently owned or hereafter acquired, PROVIDED, HOWEVER, Borrower may incur liens on capital equipment relating to indebtedness incurred pursuant to Paragraph 2 set forth above entitled "Indebtedness".

                         6. ADDITIONAL EVENTS OF DEFAULT; UVP LETTER, MATERIAL ADVERSE CHANGE. Without limiting the Events of Default as set forth in the Loan Agreement, each of the following shall constitute an Event of Default: (a) a default or event of default under the Letter Agreement dated January 5, 1990 between Borrower and UVP, Inc. or under the Security Agreement dated January 5, 1990 between Borrower and UVP, Inc.; and (b) a material adverse change in the business, assets or prospects of Borrower or any guarantor after the date hereof.

                         7. NORWEST BANK INTERCREDITOR. The Borrower shall cause Norwest Bank Colorado, National Association, a national banking association ("Norwest"), to execute and maintain in effect for so long as the IRB Letter of Credit is outstanding an intercreditor agreement with Silicon in form and substance acceptable to Silicon in its discretion.

                         8. ADDITIONAL EVENT OF DEFAULT: REIMBURSEMENT AGREEMENT BY PARENT. Without limiting the Events of Default as set forth in the Loan Agreement, any default or event of default under that certain Reimbursement Agreement dated as of August 1, 1996, by and between the Parent Company and Norwest, shall constitute an Event of Default.

                         9. CASH COLLATERALIZATION OF IRB LETTER OF CREDIT. Notwithstanding any other term of this Agreement, if upon (a) the Maturity Date, or (b) the date of any earlier termination of this Agreement, or (c) the date of occurrence of any Event of Default, the

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                    SILICON VALLEY BANK                       AMENDED SCHEDULE
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                         IRB Letter of Credit is outstanding, then on such date
                         Borrower shall provide to Silicon cash collateral in an amount equal to 105% of the face amount of the IRB Letter of Credit plus all interest, fees and costs due or to become due in connection therewith, to secure all of the Obligations relating to the IRB Letter of Credit, pursuant to Silicon's then standard form cash pledge agreement.

Borrower:                            Borrower:


3D SYSTEMS, INC.                    3D SYSTEMS INC. LIMITED

By /s/ Charles Hull                  By /s/ Gordon Almquist
   _______________________________     _______________________________
   President                           Director

By /s/ Gordon Almquist              By
   _______________________________     _______________________________
   Secretary                           Secretary or Ass't Secretary



Borrower:                           Borrower:


3D SYSTEMS FRANCE SARL              3D SYSTEMS GMBH

By /s/ Gordon Almquist              By /s/ Gordon Almquist
   _______________________________     _______________________________
   Director                            Managing Director

By                                  By
   _______________________________     _______________________________
   Secretary or Ass't Secretary        Secretary or Ass't Secretary



                                    Silicon:

                                    SILICON VALLEY BANK



                                    By /s/ Doug Rosenthal
                                       ______________________________
                                    Title Vice President
                                          ___________________________

                                       -7-